EXHIBIT 10.5




                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
United Retail Group, Inc. and the
Plan Administrator of the United
Retail Group Retirement Savings Plan:


We have audited the accompanying statements of net assets available for benefits of the United Retail Group Retirement Savings Plan as of December 31, 2001 and 2000, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 2001 and 2000, and the changes in net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                             /s/Ary & Roepcke


Columbus, Ohio
March 1, 2002.

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
DECEMBER 31, 2001 AND 2000
---------------------------------------------------------------------------------------------



                                                         2001                      2000
                                                     -----------               -----------
Assets:

Investments                                          $ 9,091,932               $ 9,380,386
Receivable brokers                                        15,876                    19,599
                                                     -----------               -----------

     Total assets                                      9,107,808                 9,399,985
                                                     -----------               -----------

Liabilities:

Cash overdraft                                               877                     1,216
Administrative fees payable                                4,553                      -
Broker payable                                            16,665                      -
                                                     -----------               -----------

     Total liabilities                                    22,095                     1,216
                                                     -----------               -----------

Net assets available for benefits                    $ 9,085,713               $ 9,398,769
                                                     ===========               ===========

The accompanying notes are an integral part of these financial statements.

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
-------------------------------------------------------------------------------------------------------------------



                                                                               2001                      2000
                                                                           -----------               -----------
Additions:

Investment Income:
     Net depreciation in fair
         value of investments                                              $  (797,158)              $(1,358,049)
     Mutual fund earnings                                                      152,200                   562,418
     Interest                                                                   39,948                    29,018
     Dividends                                                                     748                       583
                                                                           -----------               -----------

         Total investment loss                                                (604,262)                 (766,030)
                                                                           -----------               -----------

Contributions:
     Employer                                                                  203,249                   192,066
     Participants                                                              840,647                   920,049
                                                                           -----------               -----------

         Total contributions                                                 1,043,896                 1,112,115
                                                                           -----------               -----------

         Total additions                                                       439,634                   346,085
                                                                           -----------               -----------

Deductions:

     Distributions to participants                                             723,902                 1,136,032
     Administrative expenses                                                    28,788                    16,382
                                                                           -----------               -----------

         Total deductions                                                      752,690                 1,152,414
                                                                           -----------               -----------

         Net decrease                                                         (313,056)                 (806,329)

Net assets available for benefits:
     Beginning of year                                                       9,398,769                10,205,098
                                                                           -----------               -----------

     End of year                                                           $ 9,085,713               $ 9,398,769
                                                                           ===========               ===========


                         The accompanying notes are an integral part of these
financial statements.

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------


(1)  Description of the Plan

         General

         The United Retail Group Retirement Savings Plan (the "Plan") is a defined contribution plan covering certain employees of United Retail Group, Inc. and its affiliates (the "Employer") who are at least 21 years of age and have completed 1,000 or more hours of service during their first consecutive twelve months of employment or any calendar year beginning in or after their first consecutive twelve months of employment. Certain employees of the Employer, who are covered by a collective bargaining agreement, are not eligible to participate in the Plan.

         The following description of the Plan provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan's provisions. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended.

         Contributions

         Employer contributions:

         The Employer may provide a 50% matching contribution on the first 3% of a participant's voluntary contributions.

         Participant voluntary contribution:

         A participant may elect to make a voluntary tax-deferred contribution of 1% to 15% of his or her annual compensation up to the maximum permitted under Section 402(g) of the Internal Revenue Code adjusted annually ($10,500 at December 31, 2001). The annual compensation of each participant taken into account under the Plan is limited to the maximum amount permitted under Section 401(a)(17) of the Internal Revenue Code. The annual compensation limit for the Plan year ended December 31, 2000, was $170,000. This voluntary tax-deferred contribution may be limited by Section 401(k) of the Internal Revenue Code.

         Vesting

         A participant is fully and immediately vested for voluntary and rollover contributions and is credited with a year of vesting service in the Employer's contributions for each Plan year that they are credited with at least 500 hours of service. A summary of vesting percentages in the Employer's contributions follows:

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------

         Vesting (continued)

         Years of Vesting Service                                Percentage
         ------------------------                                ----------
         Less than 3 years                                           0%
         3 years                                                    20
         4 years                                                    40
         5 years                                                    60
         6 years                                                    80
         7 years                                                   100

         Payment of benefits

         The full value of participants' accounts becomes payable upon retirement, disability, or death. Upon termination of employment for any other reason, participants' accounts, to the extent vested, become payable. Participants will receive any benefit to which they are entitled in the form of, (1) lump-sum cash distribution, with those participants holding more than 100 shares of Employer Securities receiving shares for the portion of their account invested in Employer Securities, (2) if eligible a payment directly to an eligible retirement plan specified by the Participant or (3) if the account balance is greater than $5,000 and the Participant has attained age 70-1/2, cash installments over a period not extending beyond the life expectancy of the Participant or the joint and last survivor life expectancies of the Participant and a designated Beneficiary. Those participants with vested account balances more than $5,000 have the option of leaving their accounts invested in the Plan until age 70-1/2.

         Participants may make in-service withdrawals of their deferrals if they have obtained the age of 59-1/2 and all vested amounts if they have obtained the age of 65, based on the terms of the plan.

         Participant loans

         Participants are permitted to borrow from their account the lesser of $50,000 or 50% of the vested balance of their account for a term of not more than five years with repayment made from payroll deductions. All loans become due and payable in full upon a participant's termination of employment with the Employer. The borrowing constitutes a separate earmarked investment of the participant's account. Interest on the borrowing is based on a formula using the published prime rate on the date of application.

         Amounts allocated to participants withdrawn from the plan

         The vested portion of net assets available for plan benefits allocated to participants withdrawn from the Plan as of December 31, 2001 and 2000, is $-0- and $3,584, respectively.

         Forfeitures

         Forfeitures are used to reduce the Employer's required contributions. The Employers utilized $17,022 and $40,384 in forfeitures for 2001 and 2000, respectively.

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------
         Expenses

         Brokerage fees, transfer taxes, and other expenses incurred in connection with the investment of the Plan's assets will be added to the cost of such investments or deducted from the proceeds thereof, as the case may be. Administrative expenses of the Plan will be allocated to participants' accounts, unless the Employer elects to pay any or all of such costs.

         Tax determination

         The Plan obtained its latest determination letter on February 23, 1998, in which the Internal Revenue Service stated that the Plan, as amended and restated January 1, 1997, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan administrator and the Plan's tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Internal Revenue Code.

 (2) Summary of accounting policies

         Estimates

         The Plan prepares its financial statements in conformity with generally accepted accounting principles, which requires management to make estimates and assumptions which affect the reported amounts of net assets available for plan benefits at the date of the financial statements and the changes in net assets available for plan benefits during the reporting period and, when applicable, disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         Basis of presentation

         The Plan's financial statements have been prepared on the accrual basis of accounting.

         Income recognition

         Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

         Investment valuation

         Mutual funds are stated at fair value as determined by quoted market prices, which represents the net asset value of shares held by the Plan at year-end. Common stock is valued as determined by quoted market price.

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------
         Net appreciation (depreciation) in fair value of investments

         Net realized and unrealized gains and losses are recorded in the accompanying statement of changes in net assets available for benefits as net appreciation or depreciation in fair value of investments.

         Brokerage fees are added to the acquisition costs of assets purchased and subtracted from the proceeds of assets sold.

         Benefit payments

         Benefits are recorded when paid.

(3)  Investments

         The Plan's investments are held by Scudder Trust Company, an affiliate of Zurich Scudder Investments, Inc., manager of certain mutual funds in which the Plan invests. The following table presents balances for 2001 and 2000 for the Plan's current investment options. Investments that represent 5 percent or more of the Plan's net assets are separately identified.


                                                                                    2001                 2000
                                                                                -----------          -----------
         Investments at fair value as determined by quoted market price:
              Common stock:
                  United Retail Group, Inc.                                     $   723,216          $   550,998
                  Other                                                             158,864              204,535
              Shares of registered investment companies:
                  Scudder Balanced Fund                                           1,844,477            2,035,504
                  Scudder Growth and Income Fund            1,746,277             1,991,073
                  Scudder U.S. Treasury Fund                                      2,363,717            2,081,248
                  Scudder 21st Century Fund                                       1,109,152            1,295,214
                  Scudder International Fund                                        461,572              619,454
                  Other                                                             243,568              144,674
         Investments at estimated fair value:
              Participant loans                                                     441,089              457,686
                                                                                -----------          -----------
                                                                                $ 9,091,932          $ 9,380,386
                                                                                ===========          ===========

         The Plan's investments (including investments bought, sold, and held during the year) appreciation (depreciation) in value for the years ended December 31, 2001 and 2000, is set forth below:

                                                                                    2001                 2000
                                                                                -----------          -----------
         Investments at fair value as determined by quoted market price:
                  Shares of registered
                    investment companies                                        $  (933,724)         $(1,043,874)
                  Common stock                                                      136,566             (314,175)
                                                                                -----------          -----------
                                                                                $  (797,158)         $(1,358,049)
                                                                                ===========          ===========

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------
         Investments (continued)

         The Plan allows participants to direct the investment of their contributions and the related Employer's matching contributions among several investment funds. As of December 31, 2001 and 2000, the Plan provided the following investment funds that the participant had to select from:

         Current investment options

         Scudder U.S. Treasury Money Fund: Invests primarily in short-term U.S. treasury obligations and repurchase agreements, seeking to minimize credit risk and generate current income.

         Scudder Short Term Bond Fund: Invests primarily in high-quality short-term U.S. government and high-quality corporate bonds, seeking higher than money market yields with capital preservation.

         Scudder Balanced Fund: Invests in a diversified portfolio of stocks of larger, seasoned companies and high-grade bonds, seeking a balance of growth and current income as well as long-term preservation of capital.

         Scudder Growth and Income Fund: Invests primarily in common stocks, preferred stocks, and securities convertible into common stocks, seeking long-term growth of capital while paying current dividends.

         Scudder S&P 500 Index Fund: Invests primarily all of its assets in the Scudder Equity Index Portfolio, which has the same investment objective as the fund, by investing in a diversified stock portfolio of the companies that comprise the S&P 500 Index, seeking long-term growth of capital through broad diversification.

         Scudder International Fund: Invests primarily in foreign stocks of established companies, seeking long-term growth of capital primarily through international diversification.

         Scudder 21st Century Growth Fund: Invests primarily in small U.S. companies, seeking long-term growth of capital.

         United Retail Group Stock Fund: Seeks to achieve long-term capital appreciation by investing in the common stock of United Retail Group, Inc.

         Self-Directed Brokerage Account: Allowing the participant to invest in securities not offered otherwise.

         Discontinued investment options

         Scudder Large Company Value Fund: Invests primarily in common stocks in all sectors of the stock market, seeking maximized long-term growth of capital. This investment option was eliminated to participants during 2000.

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 AND 2000
-----------------------------------------------------------------------------

(4)      Plan administration

         The Plan is administered by a Committee, the members of which are appointed by the Board of Directors of the Employer.

(5)      Plan termination

         Although the Employer has not expressed any intent, the Employer has the right under the Plan to discontinue their contributions at any time. United Retail Group, Inc. has the right at any time, by action of its Board of Directors, to terminate the Plan subject to the provisions of ERISA. Upon Plan termination or partial termination, participants will become fully vested in their accounts.

(6)      Reconciliation of financial statements to Form 5500

         The following is a reconciliation of net assets available for benefits per the financial statements to Form 5500:

                                                                           2001                  2000
                                                                       -----------           -----------
         Net assets available for benefits per
              the financial statements                                 $ 9,085,713           $ 9,398,769
         Amounts allocated to withdrawing
              participants                                                    -                   (3,584)
                                                                       -----------           -----------

         Net assets Available for benefits per
              Form 5500                                                $ 9,085,713           $ 9,395,185
                                                                       ===========           ===========


         The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500:

                                                                                                2001
         Benefits paid to participants per the financial
              Statements                                                                     $  723,902
         Amounts allocated to withdrawing participants at:
              December 31, 2000                                                                  (3,584)
                                                                                             ----------

         Benefits paid to participants per Form 5500                                         $  720,318
                                                                                             ==========


         Amounts allocated to withdrawing participants are recorded on Form 5500 for benefit claims that have been processed and approved for payment prior to December 31, but not yet paid as of that date.

(7)      Subsequent event

                      Effective January 1, 2002, the plan was amended to among other things 1) increase the allowable voluntary tax-deferred contribution from 15% to 25%, and 2) change the vesting schedule to 20% with two years of service, with an additional 20% for each additional year

                                                                                                          SCHEDULE
                                                                                                          I

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
EIN #51-0303670   PLAN #003
SCHEDULE H - LINE 4I
SCHEDULE OF ASSETS HELD AT END OF YEAR
DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------

 (a)                   (b)                                         (c)                            (d)             (e)

                                                             Description of
                                                          investment including
               Identity of issue,                          maturity date, rate
              borrower, lessor, or                      of interest, collateral,                                Current
                  similar party                           par or maturity value                  Cost            value
      --------------------------------------  ---------------------------------------------- -------------- -----------------
      --------------------------------------  ---------------------------------------------- -------------- -----------------

  *   United retail Group, Inc.               Common stock - 94,538 shares                                          $723,216

      Philip Morris, Inc.                     Common stock - 161 shares                                                7,382

      AOL Time Warner, Inc.                   Common stock - 160 shares                                                5,136

      American Express Company                Common stock - 240 shares                                                8,566

      Walt Disney Company                     Common stock - 303 shares                                                6,278

      Microsoft Corporation                   Common stock - 110 shares                                                7,288

      Restoration Hardware, Inc.              Common stock - 400 share                                                 3,576

      Adelphia Communications Corporation     Common stock - 909 shares                                               28,343

      Allegiance Telecom, Inc.                Common stock - 960 shares                                                7,958

      Cablevision System Corporation          Common stock - 790 shares                                               37,486

      Covad Communications Group, Inc.        Common stock - 1,575 shares                                              4,410

      Motorola, Inc.                          Common stock - 1,179 shares                                             17,709

      Cablevision System Corporation          Common stock - 395 shares                                                9,757
      Rainbow



*     Represents a party in interest

(1) Cost information omitted - investment is part of individual account plan that a participant or beneficiary directed with respect to assets allocated to his or her account.

                                                                                                          SCHEDULE
                                                                                                          I

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
EIN #51-0303670   PLAN #003
SCHEDULE H - LINE 4I
SCHEDULE OF ASSETS HELD AT END OF YEAR
DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------

 (a)                   (b)                                         (c)                            (d)             (e)

                                                             Description of
                                                          investment including
               Identity of issue,                          maturity date, rate
              borrower, lessor, or                      of interest, collateral,                                Current
                  similar party                           par or maturity value                  Cost            value
      --------------------------------------  ---------------------------------------------- -------------- -----------------
      --------------------------------------  ---------------------------------------------- -------------- -----------------

      Bio Technology                          Common stock - 1,000 shares                                              8,230

      Networks Associates, Inc.               Common stock - 200 shares                                                5,170

      Novartis AG                             Common stock - 42 shares                                                 1,533

      Syngenta AG                             Common stock - 4 shares                                                     42

  *   Scudder U.S. Treasury Money Fund,       Mutual fund -2,363,718.480 shares                                    2,363,717
      Class S

  *   Scudder Short Term Bond Fund, Class S   Mutual fund - 5,722.156 shares                                          60,941

  *   Scudder Balanced Fund, Class S          Mutual fund - 105,519.376 shares                                     1,844,477

  *   Scudder Growth and Income Fund,         Mutual fund - 82,919.717 shares                                      1,746,277
      Class S

  *   Scudder S&P Index Fund, Class S         Mutual fund - 9,121.447 shares                                         139,373


  *   Scudder International Fund, Class S     Mutual fund - 12,590.624 shares                                        461,572

  *   Scudder 21st Century Growth Fund,       Mutual fund - 64,223.947 shares                                      1,109,152
      Class S

  *   Scudder Money Market Series #23         Mutual fund - 1,783.840 shares                                           1,784

      Fidelity Advisor Technology, Class T    Mutual fund - 484.911 shares                                             7,860

      WWW Internet                            Mutual fund - 178.273 shares                                             1,309

                                                                                                          SCHEDULE
                                                                                                          I

UNITED RETAIL GROUP RETIREMENT SAVINGS PLAN
EIN #51-0303670   PLAN #003
SCHEDULE H - LINE 4I
SCHEDULE OF ASSETS HELD AT END OF YEAR
DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------

 (a)                   (b)                                         (c)                            (d)             (e)

                                                             Description of
                                                          investment including
               Identity of issue,                          maturity date, rate
              borrower, lessor, or                      of interest, collateral,                                Current
                  similar party                           par or maturity value                  Cost            value
      --------------------------------------  ---------------------------------------------- -------------- -----------------
      --------------------------------------  ---------------------------------------------- -------------- -----------------

      SSGA Money Market Fund                  Mutual fund - 31,951.300 shares                                         31,951

  *   Scudder Cash Investment Trust, Class    Mutual fund - 349.770 shares                                               350
      S

      Participant loans                       Interest from 5.00% - 9.50%                        -                   441,089